Exhibit 99.2

Northwest Africa Oil Exploration Offshore the Republic of Guinea Ray Leonard President & CEO January 2017

Forward Looking and Other Cautionary Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding Hyperdynamics Corporation's future plans and expected performance that are based on assumptions the Company believes to be reasonable. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices, and other risk factors described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and subsequent quarterly filings on Form 10-Q. Information reported on this presentation speaks only as of today, and you are advised that time sensitive information may no longer be accurate after today. The Company undertakes no obligation to publicly update these forward looking statements to refl.ect events or circumstances that occur after the issuance of this presentation or to reflect any change in the Company's expectations with respect to these forward looking statements. Investors are cautioned that these statements are not guarantees of future performance, and actual results could differ materially. Potential risks include, among other things, geologic risks, political risks, oil and gas price volatility, uncertainties inherent in oil and gas production operations, government regulation and uncertainties regarding access to capital. 2

Hyperdynamics at a Glance

Hyperdynamics Corporation	OTCQX: HDYN
Primary Business	Oil exploration company with 5,000 km^2 block offshore Guinea
Headquarters	Houston, Texas
52-week stock price Hi/Lo	\$0.27 - \$3.15
Market Cap	~ \$50 million
Financial highlights	No debt. No outstanding claims or litigation





3

World-Class Potential

HYPERDYNAMICS
OTCQX: HDYN

- 5000 km^2 license area offshore Republic of Guinea in Northwest Africa - equivalent to almost 215 Gulf of Mexico blocks.
- First shallow water well in February2012 discovered oil in non-commercial quantities but demonstrated presence of a petroleum system in the basin and defined additional exploration opportunities.
- PSC key terms some of the most favorable in the oil industry for deepwater projects


Guinea
Sierra Leone
Liberia
4.8 billion barrels total unrisked hydrocarbon resource potential

PSC Requirements & Terms

- Drill a minimum of 1 exploration well to a depth to 2,500 meters below the seabed
- Projected commencement date - April 2017
- Estimated time to completion - 42 days
- Estimated cost - $46-50 million
- More exploration wells maybe drilled before the expiration of the exploration phase on September 22, 2017.

4

Guinea Concession History 2006-2010 2006Production Sharing Contract signed with the Republic of Guinea. Key fiscal terms remain intact today. July 2009Ray Leonard hired as new Hyperdynamics CEO. Executive management and entire Board replaced. Late 200910,000 km of 2D seismic shot to help identify the 30% most prospective acreage HDYN wants to retain. May 2010Dana farmed in as a 23% non-operating partner.

Guinea Concession History
2010-2015

HYPERDYNAMICS

Late 2010-early 2012	3D surveys A&B shot in shallow water, Sabu-1 drilled. Though non-commercial, this well proved the presence of the petroleum system on the block and gave important information about where commercial volumes should be located. On the basis of Sabu-1 results and 2D seismic, 3D survey C was shot in deep water.
December 2012	Tullow acquired 40% interest and became the Operator in March 2013
March 2014	One month before planned spud date, Tullow suspended operations. In addition to perceived legal hurdles, Ebola outbreak made operations in-country impossible.
Q4 2015	Despite satisfactory resolution of all legal hurdles and termination of Ebola pandemic, Tullow refused to resume drilling and fulfill its operator's duties under the contract and comply with "financial carry" obligations towards HDYN.
January 2016	HDYN sued Tullow and Dana for damages for failure to honor the contract to drill the well.

Why Has Hyperdynamics Stock Increased? Legal Disputes Resolved and PSC Amendment Signed August 2016 HDYN reached a legal settlement with former partners Dana and Tullow to exit the consortium and transfer long lead items and a small amount of cash to Hyperdynamics. An amendment to the Production Sharing Contract with the government of Guinea was signed, granting us a 100% working interest, operatorship and a 1-year extension until September 2017 to continue to explore for oil. September 2016 Key terms of the amended PSC remain some of the most favorable in the oil industry for deepwater exploration projects.

Advanced seismic processing by *eSeis*™

Reprocessing of data by eSeis further de-risked the Fatala prospect. Based on new eSeis results, Netherland Sewell revised its resource estimate and increased its estimate of Fatala's chance of success from 25% to 31% and Buried Hill's from 20% to 24%.

Netherland Sewell now estimates a mean recoverable resource of 647 MMBO for the Fatala prospect. The eSeis report indicated several direct hydrocarbon indictors, good reservoir quality and a well- defined reservoir seal.

Lithology volume…

Suggests good quality sands, and a moderate fluid response consistent with oil rather than gas.

Near-far velocity ratio volume…

Suggests disseminated gas above a hydrocarbon accumulation, analogous to known fields in West Africa.

Density porosity volume…

Suggests a seal overlying good porosity in our main target interval at Fatala, and porosity preserved in the Albian section at Buried Hill.

Pore pressure volumes…

Suggest our main target interval at Fatala is sealed.

8

A Hydrocarbon-Rich Trend Three Diamonds in the Transform Margin Trend • • • Jubilee Field, Ghana Liza Discovery, Guyana Fatala Prospect, Guinea Guinea Liza Discovery Guyana Ghana South America Geologic Map Gravity Data Shows Ocean Bathymetry Mid-Atlantic Ridge Major Offset Jubilee Field Ghana Fatala Prospect Guinea Major Offset SNE-1 Discovery Senegal Liza Discovery Guyana Africa Geologic Map Mid-Atlantic Ridge Jubilee Field Fatala Prospect Significant Recent Discoveries Liza Discovery (ExxonMobil/Hess/Nexen) in Guyana • Exxon Estimate after Liza-3 well: 800-1400+ MMBO • Adjacent discovery, Payara, announced January 12 SNE-1 Discovery (Cairn/COP/FAR) in Senegal • Fan Play, Fan-1, 500m Oil Zone Upper Cretaceous • Buried Hill Play SNE-1 + 4 Appraisal Wells: 640 MMBO Atlantic Reconstruction 108 million years ago Lower Albian By Scotese Major Offset Mid-Atlantic Ridge Transform + Rift Fault Intersection •Richer Albian Deepwater Marine Source From Early Rifting •Major Focused Deepwater Reservoir System

Planned Fatala-1 Well Fatala seismic line Primary target Conventional seismic processing 10 Cen 09 Fatala • Mean resource potential of 647 million barrels for the Fatala fan prospect according to NSAI. • One of several prospects analogous to large fields in Ghana. • Water depth of 2,895 meters. • Main target is a sandstone reservoir of Cenomanian age. • Targeting spud date April 2017.

Fatala and 6 next highest-ranked prospects* Fan Prospects (U. Cretaceous) *Netherland Sewell, March 2016 GU-2B-1 Buried Hill and Albian Prospects Baraka Pmean 163 MMBO 647 MMBO P10 Oasis Pmean 618 MMBO Buried Hill P10 1514 MMBO P 203 MMBO 471 MMBO mean P10 Truncation Sabu-1 Pmean 366 MMBO Bamboo Pmean 314 MMBO 773 MMBO P10 P10 787 MMBO Potential 500 SqKm Development Areas P 10 n Sylli Pmean 321 MMBO P10 830 MMBO 11 Seafloor Bathymetry, m NSAI estimated recoverable resources 2.6 billion barrels top 7 prospects 4.8 billion barrels all prospects License area comparable to a petroleum province, not a one-prospect block.

2000 Play SW Guinea Depth Seismic NE Buried Hill 2000 3000 4000 5000 6000 7000 8000 Fatala Fan Play Baraka Guinea Prospects NE 2000 3000 4000 5000 6000 7000 8000 Buried Hill P lay SW 3000 4000 5000 6000 7000 8000 Fatala Fan Play Baraka

Updated Resource Potential Fan Prospects Albian Prospects Baraka Oasis Buried Hill Truncation Sabu-1 Bamboo Fatala Sylli eSeis Reprocessing August, 2016 13 Netherland Sewell re-evaluated Risk/Chance of Success (Ps%) for Fatala and Buried Hill based on e-Seis’ work and concluded that the reprocessing • Increased the Chance of Success for Fatala from 25% to 31% • Increased the Chance of Success for Buried Hill from 20% to 24% • Reduced risk factors “trap integrity” and “timing/migration”

Direct Hydrocarbon Indicators for Fatala (eSeis) lithology 14 Cen 09 Sand Near-Far Velocity Ratio Anisotropy consistent with gas cloud Shale seal Cen 09 Sand lithology Shale seal Moderate hydrocarbon response, i.e., oil Lithology

Fatala to Buried Hill: Porosity and Seal (eSeis) Buried Hill-1 la-Fata1 Fatala-1 Buried Hill-1 Fatala Trap: Pressure Down Dip From Fault eSeis Pore Pressure Int Vel eSeis Density Porosity

Not all deep-water projects are equal

HYPERDYNAMICS
OTCQX: HDYN

Comparative Deep Water Economics: Well Cost Vs Production Rate/Reserves Per Well

Jubilee Field/Fatala Prospect
- Moderate Well Cost, 1500-2500m BML
- High Rate/Reserve Wells

Brazil/Angola Pre-Salt
- High Well Cost, Deep/Salt
- High Rate/Reserve Wells

GOM SubSalt
- High Well Cost, Deep/Salt
- High Rate/Reserve Wells

Mauritania/Suriname
- High Well Cost, Deep/Pressure
- Moderate Rate/Reserve Wells



Reserves/Well MMBO
Rate/Well MBOPD
45
40
35
30
25
20
15
10
5
0
Jubilee + Fatala prospect
Brazil/Angola PreSalt + GOM SubSalt
Jubilee + Fatala prospect
Brazil/Angola PreSalt + GOM SubSalt
Mauritania + Suriname
Mauritania + Suriname
Well Cost $MM USD
$0
$50
$100
$150
$200
$250
$300
$350

Jubilee/Fatala Prospect | GOM SubSalt | Brazil/Angola Pre-Salt | Mauritania/Suriname



Depth Meters Below Mudline
1000
2000
3000
4000
Salt
Salt
Pressure

Jubilee Field/Fatala Prospect
$50-75MM/Well
+20 MBOPD/Well Rate
20-40 MMBO/Well Reserves
$40-50/BO Full Cycle Economic

GOM SubSalt
$150-250MM/Well
+20 MBOPD/Well Rate
20-40 MMBO/Well Reserves
$50+/BO Full Cycle Economic

Brazil/Angola Pre Salt
$150-250MM/Well
+20 MBOPD/Well Rate
20-40 MMBO/Well Reserves
$60+/BO Full Cycle Economic

Mauritania/Suriname
$150-300MM/Well
5-10 MBOPD/Well Rate
10-20 MMBO/Well Reserves
$80+/BO Full Cycle Economic

16

Updated Production Sharing Contract PSC Economics (for each development block) Contract Terms •2006 PSC: Pre-Jubilee terms •Full legal and fiscal stability •Full export capacity •No obligation to remit revenues back to country Timeline •2nd PSC Extension September 2016-2017 for exploration •At end of Extension Period, 2 year Appraisal Period for any discovery in a 500 sq. km block •After Declaration of Commerciality at end of Appraisal Period, 25 year Production License

Current Status and Next Steps

HYPERDYNAMICS
OTCQX: HDYN

Sharing project risks and optimizing costs

- SAPETRO of Nigeria has signed an LOI for a 20% interest and a 40% carry on Fatala-1.
- Talks are under way with global oil companies to farm into the concession and with financial partners to acquire shares in Hyperdynamics.
- Day rates for a deepwater-capable rig and many oilfield services have dropped by 75% since Sabu-1 was spud in 2011.

HDYN prepared to operate exploration phase

- Wide range of potential partners are considering joining the project, although if needed, HDYN is prepared to operate the exploration phase to ensure we can meet PSC timetable.
- HDYN has assembled top executives on the technical and operational side in order to be the Operator, including bringing in key managers from Anadarko and Noble.
- Current schedule allows us to drill at least one and possibly two follow-up wells in order to pursue several developments during the subsequent PSC phases.

What is it potentially worth?

- Netherland Sewell estimates Fatala has a mean unrisked resource potential of 647 MMBOE.
- A discovery with similar parameters in Senegal was recently valued pre-development at $2/BOE.
- An initial discovery reduces risk on surrounding prospects with recoverable resources of about 2 billion barrels.

18

Current Exploration Timeline

HYPERDYNAMICS
OTCQX: HDYN


9/22
4/1
9/22
2016
2017
Fatala
Buried Hill
2nd Fan Well
PSC Extension – 1 Exploration Well Minimum Work Obligation
Begin 2-Year Appraisal Period

Hyperdynamics has engaged the **Pacific Scirocco** drillship to drill the well and signed a master service agreement with **Schlumberger** to provide most of the necessary oilfield services.

Schlumberger

Pacific Drilling



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Board of Directors

HYPERDYNAMICS



Patricia Moller
Independent Director

Past U.S. Ambassador to Republic of Guinea and Republic of Burundi, Chargé d'affaires at the U.S. Embassies for the Kingdom of Morocco and Romania



Ian Norbury
Non-Executive Chairman

Director of ESIA Ltd, parent company of Hannon Westwood, a UK consultancy firm. 17 Years with Amerada Hess International



Bill Strange
Director

Retired Partner of Deloitte & Touche. 41 years of public accounting experience in the areas of SEC and the energy industry



Gary Elliston
Independent Director

Past Senior Founding Partner of DeHay & Elliston, L.L.P., and on the Board of Trustees for Howard Payne University and the Board of Regents for Baylor University



Ray Leonard
CEO and Director

Division Geologist for West Africa and V.P with Amoco, Executive with YUKOS, MOL, and V.P. of Kuwait Energy Company



Fred Zeidman
Director

Chairman of Gordian Group LLC, a U.S. investment bank, with experience as CEO and Chairman of a variety of companies

20

Executive Management

HYPERDYNAMICS



Forrest Estep
Vice President – Operations

VP with Drilling and Completions with Afren, Engineering Project Manager with Anadarko, Transocean, Conoco and Amoco



David Gullickson
Vice President – Finance and Treasurer

VP Finance and CFO with multiple energy companies, CPA, MPA – UT Austin



Ray Leonard
President and CEO

Division Geologist for West Africa and CP Resource Acquisition with Amoco, VP with YUKOS and Kuwait Energy Company, Sr. VP with MOL



Randy Ditmore
Drilling Manager

Drilling Manager Deepwater Eastern Med. And GOM with Noble Energy, Drilling Manager Azerbaijan (Shah Deniz) BP-Amoco



Sergey Alekseev
Vice President – Commercial Development

VP ABN AMRO, First VP and CFO Rosneft, COO Soyuzneftegaz, Msc.Ec. London School of Economics

Summing Up the Guinea Opportunity Multiple large, deepwater fan and Albian shelf prospects - successful elsewhere along the West Africa margin - have been mapped on the Guinea block. Recent discoveries support the geologic concept that the Guinea Basin is similar to other offshore Atlantic Margin prospects. In our evaluation, Offshore Guinea is one That is economic at current oil prices. of the few offshore deepwater provinces A one-year license extension through September 2017 enables us to pursue a spring 2017 drilling campaign. The Guinea Basin has been meaningfully de-risked through 3D seismic studies and the Sabu-1 well. Buried Hill prospect is analogous to the recent Senegal discovery containing 640 MMBOE.. Fatala shows a potential mean unrisked recoverable resource of 647 MMBO according to NSAI, is clearly defined, and seismic indicates a direct hydrocarbon evidence. We project that a one-well program can be drilled for approximately $45-$50 million, and a second well for 25% less. 22

Contacts: Ray Leonard President and Chief Executive Officer 713-353-9445 Anne Pearson / Jack Lascar Dennard-Lascar Associates 713-529-6600 investor@Hyperdynamics.com www.Hyperdynamics.com

HYPERDYNAMICS

OTCQX: HDYN



Hyperdynamics Corp. is an independent exploration company exploring for oil offshore the Republic of Guinea in Northwest Africa. HDYN currently holds a 100% interest in a Concession block covering approximately 5,000 square kilometers. The Company plans to begin a drilling campaign testing high-prospectivity deepwater oil prospects in April 2017.

Hyperdynamics Corporation	OTCQX: HDYN
Primary Business	Oil exploration company with 5,000 km^2 block offshore Guinea
Headquarters	Houston
Market Cap	~ $50 million
Current Price	$2.25 per share
52-week high/low	$0.27 - $3.15 per share
Financial highlights	No debt. No outstanding claims or litigation

- License area equivalent to almost 215 Gulf of Mexico blocks - a petroleum province, not a one-prospect block.
- Captures oil-rich Atlantic Transform Margin that is well known for prominent discoveries such as the Jubilee field in Ghana and the Liza and Paraya discoveries in Guyana.
- Favorable geological and project cost expectations: wells estimated to be low cost despite deep water; project expected to be profitable even at $50 per barrel oil price.
- Unique Production Sharing Contract terms for deepwater projects (Fiscal terms unchanged since 2006).
- Possibility to implement several develoments during the development phase of the PSC.


Guinea
Sierra Leone
Liberia
4.8 billion barrels total unrisked hydrocarbon resource potential

Fatala-1 Well

- Mean resource potential of 647 million barrels*
- 31% estimated chance of success*

*Source: Netherland. Sewell Associates

- *Fatala and the 6 next highest-ranked prospects on the block have an unrisked recoverable resource potential of 2.6 billion barrels.**
- *HDYN's entire 5,000-square-kilometer offshore Republic of Guinea block has an unrisked recoverable resource potential of 4.8 billion barrels.**

Executive and management team in place on the geological / technical side as well as commercial and operations.

Project Readiness: HDYN signed a drilling contract with Pacific Drilling as well as ancillary service contracts in order to begin drilling operations in April 2017.

Similar geological quality, development parameters and PSC terms in deepwater projects are extremely rare and valued at ~ $2+ per barrel of potential recoverable resources.

PSC Requirements & Terms

- Drill a minimum of 1 exploration well to a depth to 2,500 meters below the seabed
- Projected commencement date - April 2017
- Estimated time to completion - 42 days
- Estimated cost - $46-50 million
- More exploration wells may be drilled before the exploration phase expires on September 22, 2017.


Fan Prospects (U. Cretaceous)
Buried Hill and Albian Prospects
Fatala
647 MMBO
1,604 MMBO
Potential 500 SqKm Development Areas

HYPERDYNAMICS

OTCQX: HDYN

Contact: Ray Leonard
President and CEO
713-353-9445

Anne Pearson / Jack Lascar
Dennard-Lascar Associates
713-529-6600

investor@Hyperdynamics.com
www.hyperdynamics.com